Legal Proceedings	12 Months Ended
Dec. 31, 2012
Legal Proceedings [Abstract]
Legal Proceedings
Note 14 - Legal Proceedings

We have pending legal matters.  We have a judgment rendered against us in a lawsuit, the total amount in dispute in which is approximately $130,000.

On July 27, 2012, CTC Resources Inc. dba U.S. Media Capital ("CTC") filed a lawsuit in the Third Judicial District Court in and for Salt Lake City, State of Utah against ACC Capital Corporation ("ACC"), Loni L. Lowder and the Company (the "CTCD Lawsuit") asserting claims for relief for breach of contract against ACC, breach of fiduciary duty and fraud against ACC and Mr. Lowder and civil conspiracy against ACC, Mr. Lowder and the Company, and seeking injunctive relief and constructive trust as to all defendants as well as money damages.  On October 9, 2012, we filed our answer as well as a cross claim against ACC seeking declaratory relief as to the price to be paid by us for the leased equipment and specific performance against ACC.  On January 7, 2013 in a hearing relative to a temporary injunction previously granted by the Court, the Court took testimony and heard arguments from the parties on the matter and the Court and the parties agreed that a trial would be unnecessary.  Both parties submitted briefs regarding the law and summarizing the testimony elicited at the hearing.  The Court's judgment rendered on February 25, 2013 vacated the parties' joint appraisal and required that the parties jointly secure another appraisal for the equipment, the results of which will be binding on the parties.  We have paid $424,500 toward the purchase price of the equipment, which we believe satisfies our payment obligation, but pursuant to a restraining order we sought to prevent the lessor from contacting our customer as of March 26, 2013 we have escrowed an aggregate of $425,100 with the Court and have a current obligation to continue making monthly escrow payments in the amount of $141,700 pending a decision in the matter.